                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K




                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 25, 2003
                                                         -----------------



                           REGENT COMMUNICATIONS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                           0-15392                   31-1492857
---------------------------        ------------              -----------------
(State or other jurisdiction       (Commission               (IRS Employer
of incorporation)                  File Number)              Identification
                                                             Number)


100 East RiverCenter Boulevard, 9th Floor, Covington, Kentucky        41011
--------------------------------------------------------------        ---------
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:   (859) 292-0030
                                                      --------------

                                 Not Applicable
                   ------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

         On August 27, 2002, Regent Communications, Inc. received final approval from the bankruptcy court for the acquisition of 12 radio stations from Brill Media Company LLC and related debtor entities. The stations acquired and the markets they serve are as follows:

  o WIOV-FM and WIOV-AM, serving the Lancaster-Reading, Pennsylvania market
  o WBKR-FM, WKDQ-FM and WOMI-AM, serving the Evansville, Indiana and Owensboro, Kentucky markets
  o KTRR-FM, KUAD-FM and a construction permit for an FM station, serving the Ft. Collins-Greeley, Colorado market
  o KKCB-FM, KLDJ-FM, KBMX-FM and WEBC-AM, serving the Duluth, Minnesota market

     On February 25, 2003, Regent completed the acquisition of the above named stations for a total purchase price of approximately $62.0 million in cash. The purchase price was funded through borrowings under our credit facility.

     Prior to this transaction, no material relationship existed between the Company and Brill Media LLC.

     On February 27, 2003, Regent entered into an exchange agreement with Clear Channel Broadcasting, Inc. and its affiliates to exchange the four Duluth radio stations acquired from Brill Media LLC and its related debtor entities and $2.7 million in cash, for five radio stations serving the Evansville, Indiana market (WYNG-FM, WDKS-FM, WKRI-FM, WGBF-FM and WGBF-AM).

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

               (a) and (b) The financial information required by this item 7 will be filed not later than 60 days after the date of this Current Report on Form 8-K.

               (c)  Exhibits.


                    2.1 Asset purchase agreement dated as of August 22, 2002 by and among Regent Communications, Inc. and Brill Media Company, LLC and certain of its subsidiaries (excluding schedules and exhibits not deemed material)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          REGENT COMMUNICATIONS, INC.
                                                  (Registrant)


Date: March 11, 2002                 By:   /s/ Anthony A. Vasconcellos
                                          ------------------------------------
                                          Anthony A. Vasconcellos
                                          Senior Vice President and Chief
                                          Financial Officer